                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIER EVENT REPORTED):

                                 March 7, 1996


                             THE WALT DISNEY COMPANY
                             DISNEY ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    DELAWARE
                    (STATE OR JURISDICTION OF INCORPORATION)



    33-62777                                        95-4545390
     1-4083                                         95-0684440
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)

             500 SOUTH BUENA VISTA STREET, BURBANK, CALIFORNIA 91521
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


                                 (818) 560-1000
                         (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 5. OTHER EVENTS


          On November 30, 1995, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 33-62777) of The Walt Disney Company and Disney Enterprises, Inc. (collectively, the "Company"), permitting the Company to issue an aggregate of $5,000,000,000 of debt securities, preferred stock and warrants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


               (c) Exhibit 23.2 Consent of Independent Accountants (Price Waterhouse LLP)



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                        THE WALT DISNEY COMPANY




Date:  March 7, 1996                   By: /s/ David K. Thompson
                                           ----------------------------
                                           David K. Thompson
                                           Senior Vice President - Assistant
                                             General Counsel


                                        DISNEY ENTERPRISES, INC.


Date:  March 7, 1996                   By: /s/ David K. Thompson
                                           -----------------------------
                                           David K. Thompson
                                           Senior Vice President - Assistant
                                             General Counsel






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